Provisions	12 Months Ended
Dec. 31, 2024
Disclosure [Abstract]
Provisions
19. Provision
s

	Commercial litigation and disputes $m	Self insurance reserves $m	Dilapidations and other $m	Total $m

At 31 December 2023	7	14	15	36

Provided	10	4	4	18

Utilised	–	(9)	–	(9)

Released	(3)	–	(2)	(5)

Exchange and other adjustments	–	–	(1)	(1)

At 31 December 2024	14	9	16	39

Analysed as:

Current	13	3	6	22

Non-current	1	6	10	17

	14	9	16	39

Self insurance reserves
Self insurance reserves consist of $6m of incurred but not reported (‘IBNR’) reserves and $3m of claims reported but not yet settled. $7m of these amounts relates to employment-related obligations. The utilisation of IBNR reserves is dependent on the timing of claims being reported and ultimately being settled; based on historical experience this is expected to be settled within five years. The maximum liabilities of the last five policy years is $103m, noting that actual claims did not significantly differ to estimates in 2024 or 2023.